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                                                                 EXHIBIT 10.16

RE: 0000383              Date: 10/25/95           Acct No.

      $24,414.00
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CREDITOR: FIRST UNION NATIONAL BANK OF FLORIDA,
          2494 ENTERPRISE RD
          ORANGE CITY, FL 32763

BORROWER(S): WEST STAR ENVIROMENTAL INC.    /s/ MER
             WESTSTAR ENVIRONMENT INC.      /s/ MER
             407 W. GEORGIA ST
             STARKE, FL 32091

FOR VALUE RECEIVED, I the Borrower (which means everyone who signs below as borrower, jointly and severally), promise to pay FIRST UNION NATIONAL BANK OF FLORIDA, or order, the principal amount of this loan as stated above (the Amount Financed, plus the prepaid finance charge, if any, as disclosed in the itemization of Amount Financed), together with interest from the date of this Note on the unpaid principal balance at the interest rate for a fixed or variable rate loan disclosed below until fully paid. "I," "me," and "my" refer to Borrower(s) while "you" and "your" refer to FIRST UNION NATIONAL BANK OF FLORIDA.

___ If indicated, this is a fixed rate loan and my Interest Rate is ___________.

_X_ If indicated, this is a variable rate loan and my Initial Interest Rate is 10. 75% which is tied to the Wall Street Journal (WSJ) "Prime Rate."

The Initial Interest Rate is computed as follows: Prime Rate of 8.75% Plus
2.00 Percentage Points.

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ANNUAL                                                        Total of Payments.
PERCENTAGE                                                    The amount I will
RATE                 FINANCE CHARGE      Amount Financed.     have paid after I
The cost of my       The dollar amount   The amount of        have made all
credit as a yearly   the credit will     credit provided to   payments as
rate.                cost me.            me or on my behalf.  scheduled.
======================================   ---------------------------------------
    11.35%             $6,643.08           $24,114.00           $30,757.08
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I have the right to receive at this time an itemization of the Amount Financed:
(        ) I want an itemization. ( /s/ MER) I do no want an itemization.
 --------                          --------
(initials)                        (initials)

My payment schedule will be:

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No. of Payments        Payment Amount         Frequency           Due Date
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51                     $603.08                Monthly             12/20/95
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No. of Payments        Payment Amount         Frequency           Due Date
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Variable Rate.

If my loan, as indicated above, has a variable rate, my interest rate may increase during the term of my loan based on movement of the WSJ Prime Rate. My interest rate will not increase more than once each month and not more than 6 percentage points during the term of my loan to a maximum of 18%. If my loan is secured by a principal dwelling for a term greater than one year, disclosures about the variable rate have been provided to me earlier.

|_| If indicated, my loan has multiple payments for a term of more than 60 months. Any increase in my interest rate will increase the number of payments and may increase the payment amounts. If my loan were for $10,000 for 144 months at 12% and the interest rate increased to l2.50% in three months, my regular payment would increase by $7.30 beginning with my Sixty-First payment.

|X| If indicated, my loan has multiple payments for a term of 60 months or less. Any increase in my interest rate will increase the number of payments. If my loan were for $10,000 for 60 months at 12% and the interest rate increased to 12.50% in three months, I would have to make one additional payment of $196.56.

|_| If indicated, my loan has a single payment. Any increase in my interest rate will increase the amount due at maturity. If my loan were for $10,000 at 12% for 90 days, and my interest rate increased to 12.25% in 20 days, then my final payment would increase by $4.80.

      Security. I am giving a security interest in:

|_|   the goods or property being purchased.

|X|   other (describe): 84 GMC TRUCK

      Collateral securing other loans with you may also secure this loan, except my principal dwelling or household goods.

      Filing Fees. $28.25

      Prepayment. If I pay off early, I may have to pay a penalty, and I will not be entitled to a refund of any part of the prepaid finance charge.

      Late charges. If you receive any payment 10 days or more after the due date, I agree to pay you a late charge of 5% of my payment.

      Assumption. If this loan is for the purchase of property used as my principal dwelling, someone buying my principal dwelling cannot assume the remainder of my loan on the original terms.

      I may see my contract documents for any additional information about nonpayment, default, any required repayment in full before the scheduled due date, and prepayment refunds and penalties.

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                            INSURANCE DISCLOSURES
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      I understand that credit life and credit disability insurance are not required to get this loan. If I want any of these insurance coverages, I must be sure that the insurance coverage benefit is indicated, that the amount of the premium is filled in, and that I have signed below. If I request credit life insurance or credit disability insurance, I have the right to rescind the insurance policy or certificate of insurance by giving written notice to the insurance company within 15 days from the date I received the policy or certificate. The term and/or amount of any insurance I request is as follows:

INSURED         TYPE            PREMIUM          TERM            LIFE                   DISABILITY
#1      #2                                       IN MOS.        COVERAGE              MONTHLY BENEFIT

____    ____    Credit Life     _____________    _________    ____________________    ______________

                                                              Credit disability is
                                                              limited to a maximum
                Credit                                        of 60 monthly
____            Disability      _____________    _________    benefits.               ______________

If this loan is secured, I may obtain property insurance from anyone I choose who is acceptable to you.

I request coverage(s) checked for the premiums shown above


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          Signature of Insured #1 (Life only or Life and Disability)

I request coverage(s) checked for the premiums shown above


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                     Signature of Insured #2 (Life only)

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                             PROPERTY AS SECURITY

      To secure payment of this Note I grant you a security interest in the collateral described below, or in the Mortgage as indicated by the date below or on Schedule A, plus all additions, replacements or accessions to, and proceeds of the collateral. This collateral will secure any other loans with you, now or in the future unless the collateral is used as a principal dwelling or household goods. Any additional collateral is listed on the attached Schedule A.

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1984 GMC PUMP TRUCK                        SER # 1GDP9C1J3EV543104

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      NOTICE: SEE OTHER SIDE FOR IMPORTANT INFORMATION. The reverse side has an arbitration provision that limits my or a Guarantor's rights to a trial in a court of law. Each Borrower acknowledges receipt of a copy of this Note, fully completed prior to signing and further acknowledges that this [ILLEGIBLE]